                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           -------------------------


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):AUGUST 17, 1998



                         HOME EQUITY LOAN TRUST 1998-A
                         -----------------------------
            (Exact name of registrant as specified in its charter)



        MINNESOTA                     33-55853              APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA     55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)



      Registrant's telephone number, including area code:  (612) 293-3400
                                                           --------------


                                             NOT APPLICABLE
                   ----------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.
          -------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on August 17, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.       Description
               -----------       -----------

                  99.1           Monthly Report delivered to
                                 Certificateholders on
                                 August 17, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 1998


                                   HOME EQUITY LOAN TRUST 1998-A


                                   By  GREEN TREE FINANCIAL CORPORATION
                                       as Servicer with respect to the Trust



                                   By: /s/ Phyllis A. Knight
                                       ---------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                            PAGE
------                                                            ----
 99.1          Monthly Report delivered to Certificateholders      5
               on August 17, 1998.